UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant To Section 13 Or 15(d) Of
                       The Securities Exchange Act Of 1934


        Date of report (Date of earliest event reported): February 24, 2004
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                        TRI-COUNTY FINANCIAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


           Maryland                    0-18279                 52-1652138
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(State or Other Jurisdiction of       (Commission            (I.R.S. Employer
 Incorporation or Organization         File Number          Identification No.)



                 3035 Leonardtown Road, Waldorf, Maryland 20601
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (301) 645-5601
                                                           --------------

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE
-----------------------------------------------------------

     On February 4, 2004, the Board of Directors of Tri-County Financial Corporation (the "Corporation") approved an annual cash dividend of $.70 per share on the Corporation's common stock. The cash dividend will be payable on April 12, 2004 to stockholders of record as of March 22, 2004.

     The Board of Directors determined that the payment of a cash dividend was appropriate in light of the Corporation's financial condition and results of operations. The future payment of dividends by the Corporation is dependent upon its future earnings, which are subject to certain risks and uncertainties, including changes in economic conditions in the Corporation's market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the Corporation's market area, and competition.

     Tri-County Financial Corporation is the bank holding company for Community Bank of Tri-County, which conducts business through its main office in Waldorf, Maryland, and seven branch offices in Bryans Road, Dunkirk, Leonardtown, La Plata, Charlotte Hall and Lexington Park, Maryland.

     This report contains certain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the Corporation's market area, changes in policies by regulatory agencies, fluctuations in interest rates, loan demand in the Corporation's market area, and competition that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Corporation wishes to caution readers not to place undue reliance on any such forward-looking statements, which reflect management's analysis only as the date made. The Corporation does not undertake any obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of such statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TRI-COUNTY FINANCIAL CORPORATION



Date:    February 24, 2004          By:/s/ Michael L. Middleton
                                       ----------------------------------------
                                       Michael L. Middleton
                                       President
                                       (Duly Authorized Representative)